UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 6, 2025
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Arcus Biosciences, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-38419	47-3898435
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3928 Point Eden Way
Hayward, California		94545
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (510) 694-6200
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.0001 Per Share	RCUS	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events.
ARC-20 Updates

On October 6, 2025, Arcus Biosciences, Inc. (the “Company”) presented updated data from the monotherapy cohorts of ARC-20, a Phase 1/1b study evaluating different doses and combinations with casdatifan, and shared new research programs in immunology and inflammation. A copy of the presentation has been posted to the Investors & Media section of the Company’s website. The presentation included updated data from four monotherapy cohorts evaluating casdatifan in patients with metastatic clear cell renal cell carcinoma, along with a pooled analysis comprising all patients from the four monotherapy cohorts. The efficacy-evaluable population included all eligible patients who received any study treatment and have at least one post-baseline efficacy assessment or who discontinued study treatment due to progressive disease or death, regardless of whether they had a scan. Below is a summary of the efficacy data as of the data cutoff date of August 15, 2025 (the “DCO”):

	50 mg BID (n=31)	50 mg QD (n=28)	100mg QD (n=31)	150 mg QD (n=31)	Pooled Analysis (n=121)
Efficacy
Median Follow-Up, months (range)	22.8 (14.4, 26.0)	19.7 (15.9, 21.3)	12.4 (6.3, 13.5)	14.4 (12.5, 15.5)	15.2 (6.3, 26.0)
Median PFS, months [95% CI]	9.7 [5.3, NE]	19.2 [5.3, NE]	NE [5.7, NE]	9.7 [2.7, NE]	12.2 [9.4, 20.6]
18-month PFS [95% CI]	41% [24, 58]	50% [30, 68]	NE	NE	43% [33, 53]
12-month PFS [95% CI]	44% [27, 61]	59% [39, 75]	60% [40,75]	40% [22, 56]	50% [41, 59]
Confirmed ORR [95% CI] Complete Response, % (n) Partial Response, % (n) Stable Disease, % (n) Progressive Disease, % (n)	26% (12, 45) 0% (0) 26% (8) 55% (17) 19% (6)	36% (19, 56) 4% (1) 32% (9) 50% (14) 14% (4)	35% (19, 55) 0% (0) 35% (11) 48% (15) 16% (5)[a]	29% (14, 48) 0% (0) 29% (9) 45% (14) 26% (8)	31% (23, 40) 1% (1) 31% (37) 50% (60) 19% (23)
ORR, including responses pending confirmation [95% CI]	26% [12, 45]	36% [19, 56]	42%* [25, 61]	29% [14, 48]	33%* [25, 42]
Median Time to Response, months	2.7	4.1	2.6	2.7	2.8
Disease Control Rate, % (n) [95% CI]	81% (25) [63, 93]	86% (24) [67, 96]	84% (26) [66, 95]	74% (23) [55, 88]	81% (98) [63, 88]

CI: confidence interval; NE: not estimable
a Includes three patients who had radiological progressive disease and two patients who had clinical progression before the first scan, which have been included but do not meet the criteria for progressive disease per RECIST.

*Includes two unconfirmed responses, both of which are pending confirmation. One was recorded prior to the DCO and one was recorded after the DCO.

The safety-evaluable population includes all enrolled patients who received any amount of any study treatment. No unexpected safety signals were observed at the time of DCO and casdatifan had an acceptable and manageable safety profile. Below is a summary of the safety data as of the DCO:

	50 mg BID (n=33)	50 mg QD (n=31)	100mg QD (n=32)	150 mg QD (n=31)	Pooled Analysis (n=127)
Safety
Any Serious Treatment-Emergent Adverse Events (TEAEs), % (n)	18% (6)	35% (11)	31% (10)	39% (12)	31% (39)
Grade ≥3 TEAEs related to casdatifan, % (n) Anemia[a] Hypoxia[a]	52% (17) 49% (16) 9% (3)	42% (13) 39% (12) 10% (3)	38%(12) 25% (8) 9% (3)	65% (20) 52% (16) 16% (5)	49% (62) 41% (52) 11% (14)
TEAEs related to casdatifan leading to discontinuation, % (n) Anemia[b] Hypoxia[b]	0 0 0	3% (1) 0 3% (1)	3% (1) 0 3% (1)	6% (2) 0 3% (1)	3% (4) 0 2% (3)

a Grade ≥3 TEAEs related to casdatifan that occurred in more than 5% of patients in the pooled analysis.
b Prespecified events of interest.

Expansion into Immunology and Inflammation (I&I)

The advanced discovery and preclinical programs disclosed by the Company in the presentation provide multiple opportunities to advance into the clinic in 2026. The Company expects the first clinical study from one or more of these programs to be initiated in 2026. Potential new drug candidates include:

•MRGPRX2 small-molecule inhibitor, a potential treatment for atopic dermatitis and chronic spontaneous urticaria
•TNF-a (TNFR1) small-molecule inhibitor, a potential treatment for rheumatoid arthritis (RA), psoriasis and inflammatory bowel disease (such as ulcerative colitis)
•CCR6 small-molecule inhibitor, a potential treatment for psoriasis
•CD89 monoclonal antibody, a potential treatment for RA
•CD40L small-molecule inhibitor, a potential treatment for multiple sclerosis and systemic lupus erythematosus

Cautionary Note Regarding Forward-Looking Statements

This report contains forward-looking statements. All statements regarding events or results to occur in the future contained herein are forward-looking statements reflecting the current beliefs and expectations of management made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements relating to the Company’s expectations regarding initiating one or more clinical studies from its immunology and inflammation programs and the unconfirmed objective response rate of ARC-20. All forward-looking statements involve known and unknown risks and uncertainties and other important factors that may cause the Company’s actual results, performance or achievements to differ materially from those expressed or implied by the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, risks associated with: interim data not being replicated in other studies evaluating casdatifan; risks associated with manufacturing or supplying product for clinical trials evaluating casdatifan; adverse data from toxicology studies that affect the Company’s ability to advance development candidates from its immunology and inflammation programs, uncertainties in timelines associated with the conduct of clinical studies and with respect to the regulatory approval process; changes in the competitive landscape for the Company’s programs; and the inherent uncertainty associated with pharmaceutical product development and clinical trials. Risks and uncertainties facing the Company are described more fully in the “Risk Factors” section of Company’s most recent periodic report filed with the U.S. Securities and Exchange Commission (“SEC”) and in other filings that the Company makes with the SEC from time to time, which are available at www.sec.gov. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. The Company disclaims any obligation or undertaking to update, supplement or revise any forward-looking statements contained in this press release, except to the extent required by law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCUS BIOSCIENCES, INC.

Date: October 6, 2025	By:	/s/ Terry Rosen, Ph. D.
Terry Rosen, Ph.D.
Chief Executive Officer (Principal Executive Officer)